EXHIBIT 10.29

Confidential treatment has been requested for redacted portions of this exhibit.

This copy omits the information subject to the confidentiality request. Omissions are designated as [******].

配偶同意函

Spousal Consent

本人，印梦翎（身份证件号码：[******]），系王浩麒（身份证件号码：[******]）（“本人配偶”）的合法配偶。本人在此无条件且不可撤销地同意本人配偶及/或其投资之企业于2024年6月28日签署下列交易文件（“交易文件”），并同意其根据交易文件的相关条款，处置本人配偶所持有的上海瀚栋信息技术有限公司（“公司”）的股权：

I, Mengling Yin (ID number: [******]), am the legal spouse of Haoqi Wang (ID number: [******]) (“My Spouse”). I hereby unconditionally and irrevocably agree My Spouse and/or the enterprise he/she invested in to sign the following documents (the “Transaction Documents”) on 28th June, 2024, and agree to dispose of the equity interest in Shanghai Handong Information Technology Co., Ltd. (the “Company”) which held by My Spouse in accordance with the provisions of the following documents:

(1) 本人配偶与上海美利鼎数字科技有限公司（“WFOE”）、公司签订的《股权质押协议》；

The Equity Pledge Agreement entered into by My Spouse, Shanghai Meiliding Digital Technology Co., Ltd. (“WFOE”), and the Company;

(2) 本人配偶与WFOE、公司签订的《独家购买权协议》；以及

The Exclusive Option Agreement entered into by My Spouse, WFOE, and the Company; and

(3) 本人配偶签署的《授权委托书》，以授权WFOE享有及行使就其于公司所持有的股权而产生的权利与义务。

The Power of Attorney executed by My Spouse, authorizing WFOE to enjoy and exercise his/her rights and obligations raising from the shareholding of equity interests which he/she holds in the Company.

本人在此确认，本人无权享有与公司股权的有关的任何权利，并承诺不会就公司股权提出任何要求。本人进一步确认，本人配偶履行交易文件的权利和义务以及在将来修订或终止交易文件的行为，无需取得本人的授权或同意。

I hereby confirm that I am not entitled to any right with respect to the equity interest in the Company, and undertake not to raise any claim on the equity interest in the Company. I further confirm that My Spouse’s performance of the Transaction Documents and further modification or termination of the Transaction Documents will not require my separate authorization or consent.

1 秘密文件 Strictly Confidential

本人在此承诺签署任何必要文件并采取任何必要行动，以保证交易文件（可不时修订）的适当履行。

I hereby undertake to sign all necessary documents and take all necessary actions to ensure the Transaction Documents (as amended from time to time) to be properly performed.

本人在此同意并承诺，如本人基于任何原因而取得公司股权，本人将受到交易文件（可不时修订）的约束，并将遵循交易文件（可不时修订）项下的公司股东义务；为此，如WFOE或其指定的第三方要求，本人将签署与交易文件（可不时修订）形式内容相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interest in the Company for any reason, I shall be bound by the Transaction Documents (as amended from time to time) and abide by the obligations of the shareholders of the Company under the Transaction Documents (as amended from time to time), and for such purpose, once requested by WFOE or its appointed third party, I shall sign a series of written documents with substantially the same form and content as the Transaction Documents (as amended from time to time).

本人确认，本人在此作出的上述承诺均为真实的、准确的且无任何误导性的承诺，本人自愿受上述承诺的约束并切实履行上述承诺。

I hereby confirm that the aforesaid consents are authentic, accurate and non-misleading, I am and will be fully bound on and sincerely execute such consents.

签署人（正楷）：/s/__________________	见证人（正楷）：/s/_________________

Signatory (PRINT): Mengling Yin	Witness (PRINT): Yiwen Shan

_____________________

日期：	日期：
Date: June 28, 2024	Date: June 28, 2024

2 秘密文件 Strictly Confidential